UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

L3 TECHNOLOGIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2017, L3 Technologies, Inc. (the “Company”) announced the retirements of Curtis Brunson, Executive Vice President of Corporate Strategy and Development, and Steve Kantor, Senior Vice President and President of Electronic Systems. Mr. Brunson and Mr. Kantor will be transitioning from their roles effective March 1, 2017, before retiring in the second quarter of 2017.  In addition, the Company announced that it will reorganize its Electronic Systems business segment to better align its organizational structure with customer priorities and increase operational efficiencies. The new structure will divide the Electronic Systems segment into two business segments: Electronic Systems and Sensor Systems.  Accordingly, the Company’s structure will consist of the following four business segments: Aerospace Systems, Communication Systems, Electronic Systems and Sensor Systems.  Commencing in the first quarter of 2017, the Company will report its results under the realigned business segments.

The Company announced that Todd W. Gautier will be appointed Senior Vice President and President of the Company’s reorganized Electronic Systems segment, effective March 1, 2017. Prior to this position, Mr. Gautier, a sixteen-year veteran of the Company, served as President of our Precision Engagement & Training sector.  The Company also announced that Jeff Miller will be appointed Senior Vice President and President of the Company’s Sensor Systems segment, effective March 1, 2017. Prior to this position, Mr. Miller, who joined the Company in 2014, served as President of our Integrated Sensor Systems sector. In their new roles, Mr. Gautier and Mr. Miller will report to Christopher E. Kubasik, the Company’s President and Chief Operating Officer.

Item 7.01. Regulation FD Disclosure.

On January 25, 2017, the Company issued a press release announcing the events described in Item 5.02 above. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(D) Exhibits

Exhibit Number	Title
99.1	Press release dated January 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated:  January 25, 2017